EXHIBIT 10.2.9

The Board of Directors of EMC Insurance Group Inc. authorized and approved the following fee structure to compensate the members of the Special Committee for their service on the Special Committee:

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Each member of the Special Committee, other than the Chair of the Special Committee, shall receive a fee equal to the greater of: (i) $80,000; or (ii) $2,500 per meeting for each meeting of the Special Committee held in connection with the Proposed Transaction (the “Member Fee”), payable as follows:

o
A credit of $7,500 shall be applied towards the Member Fee in recognition of the per-meeting fee of $2,500 previously paid to the members for the meetings of the Special Committee held on December 11, December 17 and December 19, 2018 (the “Previous Meetings”).

o
An amount equal to $72,500 ($80,000 less $7,500 credit) shall be paid to the members in equal installments of $14,500, with such installments payable on the 15th day of January, February, March, April and May, 2019.

o
If and to the extent that the Special Committee holds more than 32 meetings in connection with the Proposed Transaction ($80,000 ÷ $2,500 = 32), including the Previous Meetings, then the members shall be paid a fee of $2,500 for each meeting held in excess of 32 meetings, payable on or about the date of each such meeting.

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The Chair of the Special Committee shall receive a fee equal to the greater of: (i) $100,000; or (ii) $3,125 per meeting for each meeting of the Special Committee held in connection with the Proposed Transaction (the “Chair Fee”), payable as follows:

o	A credit of $7,500 shall be applied towards the Chair Fee in recognition of the per-meeting fee of $2,500 previously paid to the Chair in connection with the Previous Meetings.

o
An amount equal to $92,500 ($100,000 less $7,500 credit) shall be paid to the Chair in equal installments of $18,500, with such installments payable on the 15th day of January, February, March, April and May, 2019.

o
If and to the extent that the Special Committee holds more than 32 meetings in connection with the Proposed Transaction ($100,000 ÷ $3,125 = 32), including the Previous Meetings, then the Chair shall be paid a fee of $3,125 for each meeting held in excess of 32 meetings, payable on or about the date of each such meeting.

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